Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2020 (the “Report”) of Newtek Business Services Corp. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, I, Christopher Towers, as Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: August 10, 2020	/S/ CHRISTOPHER TOWERS
Christopher Towers,
Principal Financial Officer